Exhibit (a)(1)(ii)

Letter of Transmittal to Tender Common Units Representing

Limited Partner Interests

in

PENNTEX MIDSTREAM PARTNERS, LP

at $20.00 Net Per Common Unit Pursuant to the Offer to Purchase

dated May 18, 2017

by

Energy Transfer Partners, L.P.

The undersigned represents that I (we) have full authority to surrender without restriction the certificate(s) listed below. You are hereby authorized and instructed to deliver to the address indicated below (unless otherwise instructed in the boxes in the following page) a check representing a cash payment for common units representing limited partner interests in PennTex Midstream Partners, LP (“PennTex”) (collectively, the “Common Units”) tendered pursuant to this Letter of Transmittal, at a price of $20.00 per Common Unit, net to the seller in cash, without interest and less any applicable withholding taxes, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated May 18, 2017 (as it may be amended or supplemented from time to time, the “Offer to Purchase” and, together with this Letter of Transmittal, as it may be amended or supplemented from time to time, the “Offer”).

THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON JUNE 19, 2017, UNLESS THE OFFER IS EXTENDED (SUCH DATE AND TIME, AS IT MAY BE EXTENDED, THE “EXPIRATION DATE”) OR EARLIER TERMINATED.

Method of delivery of the certificate(s) is at the option and risk of the owner thereof. See Instruction 2.

Mail or deliver this Letter of Transmittal, together with the certificate(s) representing your Common Units, to:

If delivering by hand, express mail, courier, or other expedited service:	By mail:

American Stock Transfer & Trust Co., LLC Operations Center Attn: Reorganization Department 6201 15th Avenue Brooklyn, New York 11219	American Stock Transfer & Trust Co., LLC Operations Center Attn: Reorganization Department 6201 15th Avenue Brooklyn, New York 11219

Pursuant to the offer of Energy Transfer Partners, L.P. (“Purchaser”) to purchase all outstanding Common Units of PennTex, the undersigned encloses herewith and surrenders the following certificate(s) representing Common Units of PennTex:

DESCRIPTION OF COMMON UNITS SURRENDERED
Name(s) and Address(es) of Registered Owner(s) (If blank, please fill in exactly as name(s) appear(s) on certificate(s))	Common Units Surrendered (attached additional list if necessary)
Certificated Common Units**
	Certificate Number(s)*	Total Number of Common Units Represented by Certificate(s)*	Number of Common Units Surrendered**	Book Entry Common Units Surrendered

Total Common Units
* Need not be completed by book-entry holders. ** Unless otherwise indicated, it will be assumed that all common units represented by certificates described above are being surrendered hereby.

PLEASE READ THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL CAREFULLY BEFORE COMPLETING THIS LETTER OF TRANSMITTAL.

IF YOU WOULD LIKE ADDITIONAL COPIES OF THIS LETTER OF TRANSMITTAL OR ANY OF THE OTHER OFFERING DOCUMENTS, YOU SHOULD CONTACT THE INFORMATION AGENT, MACKENZIE PARTNERS, INC. AT 1-800-322-2885.

You have received this Letter of Transmittal in connection with the offer of Energy Transfer Partners, L.P., a Delaware limited partnership (“Purchaser”), to purchase all outstanding common units (the “Common Units”) representing limited partner interests in PennTex Midstream Partners, LP, a Delaware limited partnership (“PennTex”), at a price of $20.00 per Common Unit, net to the seller in cash, without interest and less any applicable withholding taxes, as described in the Offer to Purchase, dated May, 18, 2017 (as it may be amended or supplemented from time to time, the “Offer to Purchase” and, together with this Letter of Transmittal, as it may be amended or supplemented from time to time, the “Offer”).

You should use this Letter of Transmittal to deliver to American Stock Transfer & Trust Company, LLC (the “Depositary”) Common Units represented by certificates, or held in book-entry form on the books of PennTex, for tender. If you are delivering your Common Units by book-entry transfer to an account maintained by the Depositary at The Depository Trust Company (“DTC”), you must use an Agent’s Message (as defined in Instruction 2 below). In this Letter of Transmittal, holders who deliver certificates representing their Common Units are referred to as “Certificate Holders,” and holders who deliver their Common Units through book-entry transfer are referred to as “Book-Entry Holders.”

If certificates for your Common Units are not immediately available or you cannot deliver your certificates and all other required documents to the Depositary prior to the Expiration Date or you cannot complete the book-entry transfer procedures prior to the Expiration Date, you may nevertheless tender your Common Units according to the guaranteed delivery procedures set forth in Section 3 of the Offer to Purchase. See Instruction 2 below. Delivery of documents to DTC will not constitute delivery to the Depositary.

☐	CHECK HERE IF TENDERED COMMON UNITS ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE ACCOUNT MAINTAINED BY THE DEPOSITARY WITH DTC AND COMPLETE THE FOLLOWING (ONLY FINANCIAL INSTITUTIONS THAT ARE PARTICIPANTS IN DTC MAY DELIVER COMMON UNITS BY BOOK-ENTRY TRANSFER):

Name of Tendering Institution:

DTC Participant Number:

Transaction Code Number:

☐	CHECK HERE IF TENDERED COMMON UNITS ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING (PLEASE ENCLOSE A PHOTOCOPY OF SUCH NOTICE OF GUARANTEED DELIVERY):

Name(s) of Registered Owner(s):

Window Ticket Number (if any) or DTC Participant
Number:

Date of Execution of Notice of Guaranteed
Delivery:

Name of Institution which Guaranteed
Delivery:

NOTE: SIGNATURES MUST BE PROVIDED BELOW. PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

The undersigned hereby tenders to Energy Transfer Partners, L.P., a Delaware limited partnership (“Purchaser”), the above-described common units representing limited partner interests (the “Common Units”) in PennTex Midstream Partners, LP, a Delaware limited partnership (“PennTex”), at a price of $20.00 per Common Unit, net to the seller in cash, without interest and less any applicable withholding taxes, on the terms and subject to the conditions set forth in the Offer to Purchase, receipt of which is hereby acknowledged, and this Letter of Transmittal (as it may be amended or supplemented from time to time, this “Letter of Transmittal” and, together with the Offer to Purchase, as it may be amended or supplemented from time to time, the “Offer”). The undersigned understands that Purchaser reserves the right to transfer or assign, from time to time, in whole or in part, to one or more of its affiliates, the right to purchase the Common Units tendered herewith.

On the terms and subject to the conditions of the Offer (including, if the Offer is extended or amended, the terms and conditions of such extension or amendment), subject to, and effective upon, acceptance for payment and payment for the Common Units validly tendered herewith, and not properly withdrawn, prior to the Expiration Date (unless the tender is made during a Subsequent Offering Period (as defined in the Offer to Purchase), if one is provided, in which case the Common Units, the Letter of Transmittal and other documents must be accepted for payment and payment validly tendered prior to the expiration of the Subsequent Offering Period) in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, Purchaser, all right, title and interest in and to all of the Common Units being tendered hereby and any and all cash dividends, distributions, rights, other Common Units or other securities issued or issuable in respect of such Common Units on the date such Common Units are accepted in the Offer (collectively, “Distributions”). In addition, the undersigned hereby irrevocably appoints American Stock Transfer & Trust Company, LLC (the “Depositary”) the true and lawful agent and attorney-in-fact and proxy of the undersigned with respect to such Common Units and any Distributions with full power of substitution (such proxies and power of attorney being deemed to be an irrevocable power coupled with an interest in the tendered Common Units) to the full extent of such holder’s rights with respect to such Common Units and any Distributions (a) to deliver certificates representing Common Units (the “Certificates”) and any Distributions, or transfer of ownership of such Common Units and any Distributions on the account books maintained by DTC, together, in either such case, with all accompanying evidence of transfer and authenticity, to or upon the order of Purchaser, (b) to present such Common Units and any Distributions for transfer on the books of PennTex, and (c) to receive all benefits and otherwise exercise all rights of beneficial ownership of such Common Units and any Distributions, all in accordance with the terms and subject to the conditions of the Offer.

The undersigned hereby irrevocably appoints each of the designees of Purchaser the attorneys-in-fact and proxies of the undersigned, each with full power of substitution, to the full extent of such holder’s rights with respect to the Common Units tendered hereby which have been accepted for payment and with respect to any Distributions. The designees of Purchaser will, with respect to the Common Units and any associated Distributions for which the appointment is effective, be empowered to exercise all voting and any other rights of such holder, as they, in their sole discretion, may deem proper at any annual, special, adjourned or postponed meeting of PennTex’s unitholders, by written consent in lieu of any such meeting or otherwise. This proxy and power of attorney shall be irrevocable and coupled with an interest in the tendered Common Units. Such appointment is effective when, and only to the extent that, Purchaser accepts the Common Units tendered with this Letter of Transmittal for payment pursuant to the Offer. Upon the effectiveness of such appointment, without further action, all prior powers of attorney, proxies and consents given by the undersigned with respect to such Common Units and any associated Distributions will be revoked and no subsequent powers of attorney, proxies, consents or revocations may be given (and, if given, will not be deemed effective). Purchaser reserves the right to require that, in order for Common Units to be deemed validly tendered, immediately upon Purchaser’s acceptance for payment of such Common Units, Purchaser must be able to exercise full voting, consent and other rights, to the extent permitted under applicable law, with respect to such Common Units and any associated Distributions, including voting at any meeting of holders or executing a written consent concerning any matter.

The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Common Units and any Distributions tendered hereby and, when the same are accepted for payment by Purchaser, Purchaser will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and the same will not be subject to any adverse claim. The undersigned hereby represents and warrants that the undersigned is the registered owner of the Common Units, or the Certificate(s) have been endorsed to the undersigned in blank, or the undersigned is a participant in DTC whose name appears on a security position listing as the owner of the Common Units. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Common Units and any Distributions tendered hereby. In addition, the undersigned shall promptly remit and transfer to the Depositary for the account of Purchaser any and all Distributions in respect of the Common Units tendered hereby, accompanied by appropriate documentation of transfer and, pending such remittance or appropriate assurance thereof, Purchaser shall be entitled to all rights and privileges as owner of any such Distributions and may withhold the entire purchase price or deduct from the purchase price the amount or value thereof, as determined by Purchaser in its sole discretion.

It is understood that the undersigned will not receive payment for the Common Units unless and until the Common Units are accepted for payment and until the Certificate(s) owned by the undersigned are received by the Depositary at the address set forth above, together with such additional documents as the Depositary may require, or, in the case of Common Units held in book-entry form, ownership of Common Units is validly transferred on the account books maintained by DTC, and until the same are processed for payment by the Depositary.

IT IS UNDERSTOOD THAT THE METHOD OF DELIVERY OF THE COMMON UNITS, THE CERTIFICATE(S) AND ALL OTHER REQUIRED DOCUMENTS (INCLUDING DELIVERY THROUGH DTC) IS AT THE OPTION AND RISK OF THE UNDERSIGNED AND THAT THE RISK OF LOSS OF SUCH COMMON UNITS, CERTIFICATE(S) AND OTHER DOCUMENTS SHALL PASS ONLY AFTER THE DEPOSITARY HAS ACTUALLY RECEIVED THE COMMON UNITS OR CERTIFICATE(S) (INCLUDING, IN THE CASE OF A BOOK-ENTRY TRANSFER, BY BOOK-ENTRY CONFIRMATION (AS DEFINED BELOW)). IF DELIVERY IS BY MAIL, IT IS RECOMMENDED THAT ALL SUCH DOCUMENTS BE SENT BY PROPERLY INSURED REGISTERED MAIL WITH RETURN RECEIPT REQUESTED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

All authority conferred or agreed to be conferred pursuant to this Letter of Transmittal shall not be affected by, and shall survive, the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, trustees in bankruptcy, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

The undersigned understands that the acceptance for payment by Purchaser of Common Units tendered pursuant to one of the procedures described in Section II.3 of the Offer to Purchase and in the instructions hereto will constitute a binding agreement between the undersigned and Purchaser upon the terms and subject to the conditions of the Offer.

Unless otherwise indicated herein under “Special Payment Instructions,” please issue the check for the purchase price in the name(s) of, and/or return any Certificates representing Common Units not tendered or accepted for payment to, the registered owner(s) appearing under “Description of Common Units Tendered.” Similarly, unless otherwise indicated under “Special Delivery Instructions,” please mail the check for the purchase price and/or return any Certificates representing Common Units not tendered or accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered owner(s) appearing under “Description of Common Units Tendered.” In the event that both the Special Delivery Instructions and the Special Payment Instructions are completed, please issue the check for the purchase price and/or issue any Certificates representing Common Units not tendered or accepted for payment (and any accompanying documents, as appropriate) in the name of, and deliver such check and/or return such Certificates (and any accompanying documents, as appropriate) to, the person or persons so indicated. Unless otherwise indicated herein in the box titled “Special Payment Instructions,” please credit any Common Units tendered hereby or by an Agent’s Message and delivered by book-entry transfer, but which are not purchased, by crediting the account at DTC designated above. The undersigned recognizes that Purchaser has no obligation pursuant to the Special Payment Instructions to transfer any Common Units from the name of the registered owner thereof if Purchaser does not accept for payment any of the Common Units so tendered.

SPECIAL PAYMENT INSTRUCTIONS (See Instructions 1, 4, 5 and 7)

To be completed ONLY if Certificate(s) not tendered or not accepted for payment and/or the check for the purchase price in consideration of Common Units accepted for payment are to be issued in the name of someone other than the undersigned or if Common Units tendered by book-entry transfer which are not accepted for payment are to be returned by credit to an account maintained at DTC other than that designated above.

Issue:    ☐ Check and/or    ☐ Certificates to:

Name:
(Please Print)

Address:

(Include Zip Code)

(Tax Identification or Social Security Number)
☐ Credit Common Units tendered by book-entry transfer that are not accepted for payment to the DTC account set forth below.

(DTC Account Number)

SPECIAL DELIVERY INSTRUCTIONS (see Instructions 1, 4, 5 and 7)

To be completed ONLY if Certificate(s) not tendered or not accepted for payment and/or the check for the purchase price of Common Units accepted for payment are to be sent to someone other than the undersigned or to the undersigned at an address other than that shown in the box titled “Description of Common Units Tendered” above.

Deliver:    ☐ Check(s) and/or    ☐ Certificates to:

Name:
(Please Print)

Address:

(Include Zip Code)

IMPORTANT—SIGN HERE

(U.S. Holders Please Also Complete the Enclosed IRS Form W-9)

(Non-U.S. Holders Please Obtain and Complete IRS Form W-8BEN or Other Applicable IRS Form W-8)

(Signature(s) of Holder(s))

Dated:                                  , 2017

(Must be signed by registered owner(s) exactly as name(s) appear(s) on Certificate(s) or on a security position listing or by person(s) authorized to become registered owner(s) by certificates and documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5. For information concerning signature guarantees, see Instruction 1.)

Name(s):
(Please Print)

Capacity (full title):

Address:

(Include Zip Code)

Area Code and Telephone Number:

Tax Identification or Social Security No.:

GUARANTEE OF SIGNATURE(S) (For use by Eligible Institutions only; see Instructions 1 and 5)

Name of Firm:

(Include Zip Code)

Authorized Signature:

Name:

(Please Type or Print)

Area Code and Telephone Number:

Dated:	, 2017

Place medallion guarantee in space below:

INSTRUCTIONS

Forming Part of the Terms and Conditions of the Offer

1.    Guarantee of Signatures.    Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a member in good standing of a recognized Medallion Program approved by the Securities Transfer Association, Inc., including the Security Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program and the Stock Exchanges Medallion Program (each, an “Eligible Institution”). Signatures on this Letter of Transmittal need not be guaranteed (a) if this Letter of Transmittal is signed by the registered owner(s) (which term, for purposes of this document, includes any participant in any of DTC’s systems whose name appears on a security position listing as the owner of the Common Units) of Common Units tendered herewith and such registered owner has not completed the box titled “Special Payment Instructions” or the box titled “Special Delivery Instructions” on this Letter of Transmittal or (b) if such Common Units are tendered for the account of an Eligible Institution. See Instruction 5.

2.    Delivery of Letter of Transmittal and Certificates or Book-Entry Confirmations.    This Letter of Transmittal is to be completed by holders if Certificates are to be forwarded herewith. If tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth in the Offer to Purchase under The Tender Offer—Procedures for Accepting the Offer and Tendering PennTex Common Units, an Agent’s Message must be utilized. A manually executed facsimile of this document may be used in lieu of the original. Certificates representing all physically tendered Common Units, or confirmation of any book-entry transfer into the Depositary’s account at DTC of Common Units tendered by book-entry transfer (“Book Entry Confirmation”), as well as this Letter of Transmittal properly completed and duly executed with any required signature guarantees, or an Agent’s Message in the case of a book-entry transfer, and any other documents required by this Letter of Transmittal, must be received by the Depositary at its address set forth herein prior to the Expiration Date (unless the tender is made during a Subsequent Offering Period, if one is provided, in which case the Common Units, the Letter of Transmittal and other documents must be received prior to the expiration of the Subsequent Offering Period) (as defined in the Summary Term Sheet of the Offer to Purchase). Please do not send your Certificates directly to Purchaser or PennTex.

Holders whose Certificates are not immediately available or who cannot deliver all other required documents to the Depositary prior to the Expiration Date or who cannot complete the procedures for book-entry transfer prior to the Expiration Date may nevertheless tender their Common Units by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedure set forth in the Offer to Purchase under The Tender Offer—Procedures for Accepting the Offer and Tendering PennTex Common Units. Pursuant to such procedure: (a) such tender must be made by or through an Eligible Institution, (b) a properly completed and duly executed Notice of Guaranteed Delivery substantially in the form provided by Purchaser must be received by the Depositary prior to the Expiration Date (or prior to the expiration of the Subsequent Offering Period, as applicable), and (c) Certificates representing all tendered Common Units, in proper form for transfer (or a Book Entry Confirmation with respect to such Common Units), this Letter of Transmittal (or facsimile thereof), properly completed and duly executed with any required signature guarantees (or, in the case of a book-entry transfer, an Agent’s Message), and all other documents required by this Letter of Transmittal, if any, must be received by the Depositary within three NASDAQ Global Select Market trading days after the date of execution of such Notice of Guaranteed Delivery.

A properly completed and duly executed Letter of Transmittal (or facsimile thereof) must accompany each such delivery of Certificates to the Depositary.

The term “Agent’s Message” means a message, transmitted through electronic means by DTC to, and received by, the Depositary and forming part of a Book-Entry Confirmation, which states that DTC has received an express acknowledgment from the participant in DTC tendering the Common Units which are the subject of such Book-Entry Confirmation that such participant has received and agrees to be bound by the terms of this Letter of Transmittal and that Purchaser may enforce such agreement against the participant. The term “Agent’s Message” also includes any hard copy printout evidencing such message generated by a computer terminal maintained at the Depositary’s office. For Common Units to be validly tendered during any Subsequent Offering Period, the tendering holder must comply with the foregoing procedures, except that the required documents and certificates must be received before the expiration of the Subsequent Offering Period and no guaranteed delivery procedure will be available during a Subsequent Offering Period.

THE METHOD OF DELIVERY OF THE COMMON UNITS, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH DTC, IS AT THE ELECTION AND RISK OF THE TENDERING HOLDER. DELIVERY OF ALL SUCH DOCUMENTS WILL BE DEEMED MADE AND RISK OF LOSS OF THE CERTIFICATES SHALL PASS ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY (INCLUDING, IN THE CASE OF A BOOK-ENTRY TRANSFER, BY BOOK-ENTRY CONFIRMATION). IF SUCH DELIVERY IS BY MAIL, IT IS RECOMMENDED THAT ALL SUCH DOCUMENTS BE SENT BY PROPERLY INSURED REGISTERED MAIL WITH RETURN RECEIPT REQUESTED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

No alternative, conditional or contingent tenders will be accepted and no fractional Common Units will be purchased. All tendering holders, by execution of this Letter of Transmittal (or facsimile thereof), waive any right to receive any notice of the acceptance of their Common Units for payment.

All questions as to validity, form and eligibility (including time of receipt) of the surrender of any Certificate hereunder, including questions as to the proper completion or execution of any Letter of Transmittal, Notice of Guaranteed Delivery or other required documents and as to the proper form for transfer of any certificate of Common Units, will be determined by Purchaser in its sole and absolute discretion (which may delegate power in whole or in part to the Depositary) which determination will be final and binding. Purchaser reserves the absolute right to reject any and all tenders determined by it not to be in proper form or the acceptance for payment of or payment for which may be unlawful. Purchaser also reserves the absolute right to waive any defect or irregularity in the surrender of any Common Units or Certificate(s) whether or not similar defects or irregularities are waived in the case of any other holder. A surrender will not be deemed to have been validly made until all defects and irregularities have been cured or waived. Purchaser and the Depositary shall make reasonable efforts to notify any person of any defect in any Letter of Transmittal submitted to the Depositary.

3.    Inadequate Space.    If the space provided herein is inadequate, the certificate numbers and/or the number of Common Units should be listed on a separate schedule attached hereto and separately signed on each page thereof in the same manner as this Letter of Transmittal is signed.

4.    Partial Tenders (Applicable to Certificate Holders Only).    If fewer than all the Common Units evidenced by any Certificate delivered to the Depositary are to be tendered, fill in the number of Common Units which are to be tendered in the column titled “Number of Common Units Tendered” in the box titled “Description of Common Units Tendered.” In such cases, new certificate(s) for the remainder of the Common Units that were evidenced by the old certificate(s) but not tendered will be sent to the registered owner, unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the Expiration Date. All Common Units represented by Certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

5.    Signatures on Letter of Transmittal; Stock Powers and Endorsements.    If this Letter of Transmittal is signed by the registered owner(s) of the Common Units tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the Certificate(s) without alteration or any other change whatsoever.

If any Common Units tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

If any tendered Common Units are registered in the names of different holder(s), it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or facsimiles thereof) as there are different registrations of such Common Units.

If this Letter of Transmittal or any certificates or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to Purchaser of their authority so to act must be submitted.

If this Letter of Transmittal is signed by the registered owner(s) of the Common Units listed and transmitted hereby, no endorsements of Certificates or separate stock powers are required unless payment is to be made to, or Certificates representing Common Units not tendered or accepted for payment are to be issued in the name of, a person other than the registered owner(s), in which case the Certificates representing the Common Units tendered by this Letter of Transmittal must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered owner(s) or holder(s) appear(s) on the Certificates. Signatures on such Certificates or stock powers must be guaranteed by an Eligible Institution.

If this Letter of Transmittal is signed by a person other than the registered owner(s) of the Common Unit(s) listed, the Certificate(s) must be endorsed or accompanied by the appropriate stock powers, in either case, signed exactly as the name or names of the registered owner(s) or holder(s) appear(s) on the Certificate(s). Signatures on such Certificates or stock powers must be guaranteed by an Eligible Institution.

6.    Transfer Taxes.    Purchaser will pay any transfer taxes with respect to the transfer and sale of Common Units to it or to its order pursuant to the Offer (for the avoidance of doubt, transfer taxes do not include United States federal income or backup withholding taxes). If, however, payment of the purchase price is to be made to, or (in the circumstances permitted hereby) if Certificates not tendered or accepted for payment are to be registered in the name of, any person other than the registered owner(s), or if tendered Certificates are registered in the name of any person other than the person signing this Letter of Transmittal, the amount of any transfer taxes (whether imposed on the registered owner(s) or such person) payable on account of the transfer to such person will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted.

Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Certificates listed in this Letter of Transmittal.

7.    Special Payment and Delivery Instructions.    If a check for the purchase price is to be issued, and/or Certificates representing Common Units not tendered or accepted for payment are to be issued or returned to, a person other than the signer(s) of this Letter of Transmittal or to an address other than that shown in the box titled “Description of Common Units Tendered” above, the appropriate boxes on this Letter of Transmittal should be completed. Holders delivering Common Units tendered hereby or by Agent’s Message by book-entry transfer may request that Common Units not purchased be credited to an account maintained at DTC as such holder may designate in the box titled “Special Payment Instructions” herein. If no such instructions are given, all such Common Units not purchased will be returned by crediting the same account at DTC as the account from which such Common Units were delivered.

8.    Requests for Assistance or Additional Copies.    Questions or requests for assistance may be directed to the Information Agent at its address and telephone number set forth below or to your broker, dealer, commercial bank or trust company. Additional copies of the Offer to Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery and other tender offer materials may be obtained from the Information Agent as set forth below, and will be furnished at Purchaser’s expense.

9.    Backup Withholding.    Under U.S. federal income tax laws, the Depositary will be required to withhold a portion of the amount of any payments made to certain holders pursuant to the Offer or the exercise of the limited call right, as applicable. In order to avoid such backup withholding, each tendering holder or payee that is a United States person (for U.S. federal income tax purposes), must provide the Depositary with such holder’s or payee’s correct taxpayer identification number (“TIN”) and certify that such holder or payee is not subject to such backup withholding by completing the attached Form W-9. Certain holders or payees (including, among others, corporations, non-resident foreign individuals and foreign entities) are not subject to these backup withholding and reporting requirements. A tendering holder who is a foreign individual or a foreign entity should complete, sign, and submit to the Depositary the appropriate Form W-8. A Form W-8BEN may be obtained from the Depositary or downloaded from the Internal Revenue Service’s website at the following address: http://www.irs.gov. Failure to complete the Form W-9 will not, by itself, cause Common Units to be deemed invalidly tendered, but may require the Depositary to withhold a portion of the amount of any payments made of the Offer Price pursuant to the Offer.

NOTE: FAILURE TO COMPLETE AND RETURN THE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF A PORTION OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE “IMPORTANT TAX INFORMATION” SECTION BELOW.

10.    Lost, Destroyed, Mutilated or Stolen Certificates.    If any Certificate has been lost, destroyed, mutilated or stolen, the holder should promptly notify PennTex’s transfer agent, American Stock Transfer & Trust Company, LLC at (800) 937-5449. The holder will then be instructed as to the steps that must be taken in order to replace the Certificate. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, mutilated, destroyed or stolen Certificates have been followed.

11.    Waiver of Conditions.    Subject to the applicable rules and regulations of the Securities and Exchange Commission, certain conditions of the Offer may be waived by Purchaser in whole or in part at any time and from time to time in its sole discretion.

IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A MANUALLY EXECUTED FACSIMILE COPY THEREOF) OR AN AGENT’S MESSAGE, TOGETHER WITH CERTIFICATE(S) OR BOOK-ENTRY CONFIRMATION OR A PROPERLY COMPLETED AND DULY EXECUTED NOTICE OF GUARANTEED DELIVERY AND ALL OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE DEPOSITARY PRIOR TO THE EXPIRATION DATE.

IMPORTANT TAX INFORMATION

Under United States federal income tax law, a holder that is a non-exempt United States person (for U.S. federal income tax purposes) whose tendered Common Units are accepted for payment is required by law to provide the Depositary (as payer) with such holder’s correct TIN on Form W-9 below. If such holder is an individual, the TIN is such holder’s social security number. If the Depositary is not provided with the correct TIN, the holder may be subject to penalties imposed by the Internal Revenue Service (“IRS”) and payments that are made to such holder with respect to Common Units purchased pursuant to the Offer may be subject to backup withholding.

If backup withholding applies, the Depositary is required to withhold 28% of any payments of the purchase price made to the holder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund or credit may be obtained from the IRS provided that the required information is furnished to the IRS.

Form W-9

To prevent backup withholding on payments that are made to a United States holder with respect to Common Units purchased pursuant to the Offer, the holder is required to notify the Depositary of such holder’s correct TIN by completing Form W-9 certifying, under penalties of perjury, (i) that the TIN provided on Form W-9 is correct (or that such holder is awaiting a TIN), (ii) that such holder is not subject to backup withholding because (a) such holder has not been notified by the IRS that such holder is subject to backup withholding as a result of a failure to report all interest or dividends, (b) the IRS has notified such holder that such holder is no longer subject to backup withholding or (c) such holder is exempt from backup withholding, and (iii) that such holder is a U.S. person.

What Number to Give the Depositary

Each United States holder is generally required to give the Depositary its social security number or employer identification number. If the tendering holder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, the holder should write “Applied For” in Part I, sign and date the Form W-9. Notwithstanding that “Applied For” is written in Part I, the Depositary will withhold 28% of all payments of the purchase price to such holder until a TIN is provided to the Depositary. Such amounts will be refunded to such surrendering holder if a TIN is provided to the Depositary within 60 days. We note that your Form W-9, including your TIN, may be transferred from the Depositary to the Paying Agent, in certain circumstances.

Please consult your accountant or tax advisor for further guidance regarding the completion of IRS Form W-9, IRS Form W-8BEN, or another version of IRS Form W-8 to claim exemption from backup withholding, or contact the Depositary.

PAYER’S NAME: American Stock Transfer & Trust Company, LLC

SUBSTITUTE FORM W-9 Department of the Treasury Internal Revenue Service	Part 1 — PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW	_________________ Social Security Number OR ___________________ Employer Identification Number

Part 2 — Check appropriate box for federal tax classification; check only one:

☐  Individual/Sole Proprietor    ☐  C Corporation    ☐  S Corporation

☐  Partnership    ☐  Trust/estate    ☐  Limited Liability Company:

☐  Other (please specify) _______________________

For Limited Liability Companies, please enter the appropriate tax classification on the line provided next to the phrase “Limited Liability Company”:

C = C Corporation

S = S Corporation

P = Partnership

	Part 3 — FOR PAYEES EXEMPT FROM BACKUP WITHHOLDING (See Page 2 of enclosed Guidelines)	_________________
Payer’s Request for Taxpayer Identification Number (TIN) and Certification

Part 4 — Certification Under Penalties of Perjury, I certify that:

(1)    The number shown on this form is my current taxpayer identification number (or I am waiting for a number to be issued to me),

(2)    I am not subject to backup withholding either because I have not been notified by the Internal Revenue Service (the “IRS”) that I am subject to backup withholding as a result of failure to report all interest or dividends, or the IRS has notified me that I am no longer subject to backup withholding and

(3)    I am a U.S. person (including a U.S. resident alien).

(4)    The FATCA code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct.

Part 5 — Awaiting TIN ☐

Certification instructions — You must cross out item (2) in Part 4 above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you are subject to backup withholding you receive another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item (2).

SIGNATURE _________________________________ DATE ______________________________

NAME ___________________________________________________________________________

ADDRESS ________________________________________________________________________

CITY_____________ STATE__________________ ZIP CODE _____________________________

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU

CHECK THE BOX IN PART 4 OF SUBSTITUTE FORM W-9

PAYER’S NAME: American Stock Transfer & Trust Company, LLC

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify, under penalties of perjury, that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number before payment is made, a portion of such reportable payment will be withheld.

Signature	Date

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF A PORTION OF ANY PAYMENT MADE TO YOU. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

IMPORTANT TAX INFORMATION

Under current U.S. federal income tax law, a Holder who tenders PennTex common units that are accepted for exchange may be subject to backup withholding. In order to avoid such backup withholding, the Holder must provide the Exchange Agent with such Holder’s correct taxpayer identification number and certify that such Holder is not subject to such backup withholding by completing the Substitute Form W-9 provided herewith. In general, if a Holder is an individual, the taxpayer identification number is the Social Security number of such individual. If the Exchange Agent is not provided with the correct taxpayer identification number, the Holder may be subject to a $100 penalty imposed by the Internal Revenue Service. For further information concerning backup withholding and instructions for completing the Substitute Form W-9 (including how to obtain a taxpayer identification number if you do not have one and how to complete the Substitute Form W-9 if the PennTex certificates are held in more than one name), consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.

Certain Holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order to satisfy the Exchange Agent that a foreign individual qualifies as an exempt recipient, such Holder must submit a statement, signed under penalties of perjury, attesting to that individual’s exempt status, on a properly completed Form W-8BEN, or successor form. Such statements can be obtained from the Exchange Agent.

Failure to complete the Substitute Form W-9 will not, by itself, cause the PennTex certificates to be deemed invalidly tendered, but may require the Exchange Agent to withhold a portion of the amount of any payments made. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained provided that the required information is furnished to the Internal Revenue Service.

NOTE: FAILURE TO COMPLETE AND RETURN THE SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF A PORTION OF ANY PAYMENTS MADE TO YOU. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9

Guidelines for Determining the Proper Identification Number to Give the Payer — Social Security Numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer Identification Numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer.

For this type of account:	Give the SOCIAL SECURITY number of —	For this type of account:	Give the EMPLOYER IDENTIFICATION number of —

1. An individual’s account	The individual	8. Sole proprietorship account	The owner(4)

2. Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account(1)	9. A valid trust, estate or pension trust	The legal entity(5)

3. Husband and wife (joint account)	The actual owner of the account or, if joint funds, the first individual on the account(1)	10. Corporate account	The corporation

4. Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)	11. Religious, charitable, or educational organization account	The organization

5. Adult and minor (joint account)	The adult or, if the minor is the only contributor, the minor(1)	12. Partnership account held in the name of the business	The partnership

6. Account in the name of guardian or committee for a designated ward, minor, or incompetent person	The ward, minor, or incompetent person(3)	13. Association, club, or other tax-exempt organization	The organization

7. a. The usual revocable savings trust account (grantor is also trustee)	The grantor-trustee(1)	14. A broker or registered nominee	The broker or nominee

b. So-called trust account that is not a legal or valid trust under state law	The actual owner(1)	15. Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

(1)	List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person’s number must be furnished.

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(2)	Circle the minor’s name and furnish the minor’s social security number.
(3)	Circle the ward’s, minor’s or incompetent person’s name and furnish such person’s social security number.
(4)	You must show your individual name, but you may also enter your business or “doing business as” name. You may use either your social security number or employer identification number (if you have one).
(5)	List first and circle the name of the legal trust, estate, or pension trust. Do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title.

Note:	If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

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GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9

Obtaining a Number

If you do not have a taxpayer identification number or if you do not know your number, obtain Form SS-5, Application for Social Security Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service (the “IRS”) and apply for a number. Section references in these guidelines refer to sections under the Internal Revenue Code of 1986, as amended.

Payees specifically exempted from backup withholding include:

•	An organization exempt from tax under Section 501(a), an individual retirement account (IRA), or a custodial account under Section 403(b)(7), if the account satisfies the requirements of Section 401(f)(2).

•	The United States or a state thereof, the District of Columbia, a possession of the United States, or a political subdivision or wholly-owned agency or instrumentality of any one or more of the foregoing.

•	An international organization or any agency or instrumentality thereof.

•	A foreign government or any political subdivision, agency or instrumentality thereof.

Payees that may be exempt from backup withholding include:

•	A corporation.

•	A financial institution.

•	A dealer in securities or commodities required to register in the United States, the District of Colombia, or a possession of the United States.

•	A real estate investment trust.

•	A common trust fund operated by a bank under Section 584(a).

•	An entity registered at all times during the tax year under the Investment Company Act of 1940, as amended.

•	A middleman known in the investment community as a nominee or custodian.

•	A futures commission merchant registered with the Commodity Futures Trading Commission.

•	A foreign central bank of issue.

•	A trust exempt from tax under Section 664 or described in Section 4947.

Payments of dividends and patronage dividends not generally subject to backup withholding include the following:

•	Payments to nonresident aliens subject to withholding under Section 1441.

•	Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident alien partner.

•	Payments of patronage dividends where the amount received is not paid in money.

•	Payments made by certain foreign organizations.

•	Section 404(k) payments made by an ESOP.

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Payments of interest not generally subject to backup withholding include the following:

•	Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer’s trade or business and you have not provided your correct taxpayer identification number to the payer.

•	Payments of tax-exempt interest (including exempt-interest dividends under Section 852).

•	Payments described in Section 6049(b)(5) to nonresident aliens.

•	Payments on tax-free covenant bonds under Section 1451.

•	Payments made by certain foreign organizations.

•	Mortgage or student loan interest paid to you.

Exempt payees described above should file Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE “EXEMPT” IN PART 2 OF THE FORM, SIGN AND DATE THE FORM AND RETURN IT TO THE PAYER.

Certain payments other than interest, dividends, and patronage dividends, which are not subject to information reporting are also not subject to backup withholding. For details, see the regulations under Sections 6041,6041A, 6045, 6050A and 6050N.

Privacy Act Notice. — Section 6109 requires most recipients of dividend, interest, or certain other income to give taxpayer identification numbers to payers who must report the payments to the IRS. The IRS uses the numbers for identification purposes and to help verify the accuracy of tax returns. The IRS may also provide this information to the Department of Justice for civil and criminal litigation and to cities, states and the District of Columbia to carry out their tax laws. The IRS may also disclose this information to other countries under a tax treaty, or to Federal and state agencies to enforce Federal nontax criminal laws and to combat terrorism. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold a portion of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

Penalties

(1) Penalty for Failure to Furnish Taxpayer Identification Number. — If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

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GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9

(2) Civil Penalty for False Information With Respect to Withholding. — If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(3) Criminal Penalty for Falsifying Information. — Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

(4) Misuse of Taxpayer Identification Numbers.—If the requester discloses or uses taxpayer identification numbers in violation of federal law, the requester may be subject to civil and criminal penalties.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.

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The Depositary for the Offer to Purchase is:

If delivering by hand, express mail, courier,

or other expedited service:

American Stock Transfer & Trust Co., LLC

Operations Center

Attn: Reorganization Department

6201 15th Avenue

Brooklyn, New York 11219

By mail: American Stock Transfer & Trust Co., LLC Operations Center Attn: Reorganization Department 6201 15th Avenue Brooklyn, New York 11219

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY TO THE DEPOSITARY.

Any questions or requests for assistance may be directed to the Information Agent at its telephone number and location listed below. Requests for additional copies of this Offer to Purchase and the Letter of Transmittal may be directed either to the Information Agent at its telephone number and location listed below. You may also contact your broker, dealer, commercial bank or trust company or other nominee for assistance concerning the Offer.

The Information Agent for the Offer is:

105 Madison Avenue

New York, New York 10016

(212) 929-550 (call collect)

or Call Toll-Free (800) 322-2885

tenderoffer@mackenziepartners.com (email)

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